Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Patrick Dunda, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Frontier Digital Media Group, Inc. on Form 10-K/A for the period ended December 31, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Frontier Digital Media Group, Inc.

Dated: August 7, 2017

/s/ Patrick Dunda              ______

Name:

Patrick Dunda

Title:

Principal Financial Officer